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                                  EXHIBIT 10.8

       Fifth Amendment Dated April 14, 1994 to License Agreement Between
        the Company and the Massachusetts Institute of Technology Dated
                         December 14, 1987, as Amended


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                                 FIFTH AMENDMENT

         This Amendment with Effective Date of April 12, 1994 is to the license Agreement between M.I.T. and Matritech, Inc. with the Effective date of December 14, 1987.

         The parties thereto hereby agree that the time specified for completion of the milestone identified in paragraph 3.2(c) be extended until December 31, 1994.

Agreed to for:

MATRITECH, INC.                              MASSACHUSETTS INSTITUTE
                                             OF TECHNOLOGY


By /s/ Stephen D. Chubb                      By /s/ John T. Preston
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Title Chairman and Chief
      Executive Officer                      Title Director/Tech.
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Date April 14, 1994                          Date April 14, 1994
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